UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: January 14, 2005


                              U.S. Gold Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Colorado                          1-02714                       84-1533604
---------------                   ------------                 ----------------
(State or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)                 Identification #)
incorporation)


             2201 Kipling Street, Suite 100, Lakewood, CO 80215-1545
             -------------------------------------------------------
                     (Address of Principal Executive Office)


                                 (303) 238-1438
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 14, 2005, the Board of Directors of U.S. Gold Corporation (the "Corporation") received and accepted the resignation of Mr. Curtis Deane as a director of the Corporation. The Board of Directors may not immediately fill the vacancy created by the resignation of Mr. Deane.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          U.S. GOLD CORPORATION



 Date:  January 17, 2004                  By: /s/ William W. Reid
                                              ----------------------------------
                                                William W. Reid
                                                President






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